EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Semi-Annual Report of DTF Tax-Free Income Inc. (the “Company”) on Form N-CSR for the period ending April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nathan I. Partain, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 25, 2008

/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Semi-Annual Report of DTF Tax-Free Income Inc. (the “Company”) on Form N-CSR for the period ending April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan M. Meder, Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 25, 2008

/s/ Alan M. Meder
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.